                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A



                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




                                  MAY 26, 2000
         -------------------------------------------------------------
                Date of Report (Date of earliest event reported)


                           HEALTHEON/WEBMD CORPORATION
         -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           DELAWARE                        0-24975               94-3236644
-------------------------------   ------------------------   -------------------
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
        incorporation)                                       Identification No.)


                             400 THE LENOX BUILDING
                             3399 PEACHTREE ROAD NE
                             ATLANTA, GEORGIA 30326
         -------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (404) 495-7600
         -------------------------------------------------------------
              (Registrant's telephone number, including area code)


         -------------------------------------------------------------
             (Former name or address, if changed since last report)

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         On June 6, 2000, Registrant filed its current report on Form 8-K describing its acquisition of Envoy Corporation. Financial statements for the acquired business and pro forma information were not available at the time of the initial filing of the Current Report on Form 8-K.

         (A)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

         Financial statements of the acquired company are not required in the Current Report on Form 8-K, amended by this Current Report on Form 8-K/A, as "substantially the same" financial statements were previously filed in the Registrant's Registration Statement on Form S-4 filed June 19, 2000, as amended on August 1, 2000 (File No. 333-39592).

         (B)      PRO FORMA FINANCIAL INFORMATION

         Pro forma financial information is not required in the Current Report on Form 8-K, amended by this Current Report on Form 8-K/A, as "substantially the same" information was previously filed in the Registrant's Registration Statement on Form S-4 filed June 19, 2000, as amended on August 1, 2000 (File No. 333-39592).

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          HEALTHEON/WEBMD CORPORATION



Dated: August 8, 2000                     By: /s/ JACK D. DENNISON
                                             -----------------------------------
                                             Name:  Jack D. Dennison
                                             Title: Executive Vice President and
                                                    General Counsel


                                       3